                                                                    EXHIBIT (p)


                                POWER OF ATTORNEY

         The undersigned, being officers and trustees of each of the Van Kampen Open End Trusts (individually, a "Trust") as indicated on Schedule 1 attached hereto and incorporated by reference, each a Delaware business trust except for the Van Kampen Pennsylvania Tax Free Income Fund being a Pennsylvania business trust (individually, a "Trust"), and being officers and directors of the Van Kampen Series Fund, Inc. (the "Corporation"), a Maryland corporation, do hereby, in the capacities shown below, appoint Dennis J. McDonnell of Oakbrook Terrace, Illinois, as agent and attorney-in-fact with full power of substitution and resubstitution, for each of the undersigned, to execute and deliver, for and on behalf of the undersigned, any and all amendments to the Registration Statement filed by each Trust or the Corporation with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933 and the Investment Company Act of 1940.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated:  January 12, 1999

        SIGNATURE                                                      TITLE
        ---------                                                      -----
     /s/ DENNIS J. MCDONNELL                                  President
    ----------------------------------
    Dennis J. McDonnell

    /s/ JOHN L. SULLIVAN                                      Vice President, Chief Financial Officer
    ----------------------------------                        and Treasurer
    John L. Sullivan

    /s/ J. MILES BRANAGAN                                     Trustee/Director
    ----------------------------------
    J. Miles Branagan

    /s/ RICHARD M. DEMARTINI                                  Trustee/Director
    ----------------------------------
    Richard M. DeMartini

    /s/ LINDA HUTTON HEAGY                                    Trustee/Director
    ----------------------------------
    Linda Hutton Heagy

     /s/ R. CRAIG KENNEDY                                     Trustee/Director
    ----------------------------------
    R. Craig Kennedy

     /s/ JACK E. NELSON                                       Trustee/Director
    ----------------------------------
    Jack E. Nelson

    /s/ DON G. POWELL                                         Trustee/Director
    ----------------------------------
    Don G. Powell

     /s/ PHILLIP B. ROONEY                                    Trustee/Director
    ----------------------------------
    Phillip B. Rooney

     /s/ FERNANDO SISTO, SC.D.                                Trustee/Director
    ----------------------------------
    Fernando Sisto, Sc. D.

     /s/ WAYNE W. WHALEN                                      Trustee/Director and Chairman
    ----------------------------------
    Wayne W. Whalen

    /s/ PAUL G. YOVOVICH                                      Trustee/Director
    ----------------------------------
    Paul G. Yovovich

                                   SCHEDULE 1

VAN KAMPEN U.S. GOVERNMENT TRUST
VAN KAMPEN TAX FREE TRUST
VAN KAMPEN TRUST
VAN KAMPEN EQUITY TRUST
VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND
VAN KAMPEN TAX FREE MONEY FUND
VAN KAMPEN COMSTOCK FUND
VAN KAMPEN CORPORATE BOND FUND
VAN KAMPEN EMERGING GROWTH FUND
VAN KAMPEN ENTERPRISE FUND
VAN KAMPEN EQUITY INCOME FUND
VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND
VAN KAMPEN GLOBAL MANAGED ASSETS FUND
VAN KAMPEN GOVERNMENT SECURITIES FUND
VAN KAMPEN GROWTH AND INCOME FUND
VAN KAMPEN HARBOR FUND
VAN KAMPEN HIGH INCOME CORPORATE BOND FUND
VAN KAMPEN LIFE INVESTMENT TRUST
VAN KAMPEN PACE FUND
VAN KAMPEN REAL ESTATE SECURITIES FUND
VAN KAMPEN RESERVE FUND
VAN KAMPEN SMALL CAPITALIZATION FUND
VAN KAMPEN TAX-EXEMPT TRUST
VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME
VAN KAMPEN WORLD PORTFOLIO SERIES TRUST